ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY,
as Assignor

GS MORTGAGE SECURITIES CORP.,
as Assignee

and

NATIONAL CITY MORTGAGE CO.,
AS SELLER AND SERVICER

Dated as of

January 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made this 1st day of January, 2006, is among National City Mortgage Co., an Ohio corporation (“Nat City”), as servicer (the “Servicer”), GS Mortgage Securities Corp., a Delaware corporation, as assignee (the “Assignee” or the “Depositor”), and Goldman Sachs Mortgage Company, a New York limited partnership, as assignor (the “Assignor”).

WHEREAS, Nat City sold to the Assignor, on a servicing retained basis, certain mortgage loans listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loans”) pursuant to (i) the Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of January 1, 2006 (the “Flow SWSA”), and (ii) each related Warranty Bill of Sale, (each a “Warranty Bill of Sale” and, together with the Flow SWSA, the “Warranties and Servicing Agreements”), each by and between the Assignor and Nat City, as seller and servicer;

WHEREAS, the Assignor and JPMorgan Chase Bank, National Association (as successor in interest to JPMorgan Chase Bank) (the “JPMorgan Custodian”) have entered into a Custodial Agreement dated as of May 1, 2004 (the “Custodial Agreement”), pursuant to which the JPMorgan Custodian has agreed to act on behalf of the Assignor and its successors and assigns, as the custodian of the Mortgage Loans;

WHEREAS, pursuant to the Custodial Agreement, the JPMorgan Custodian has issued and delivered to, and in the name of, the Assignor, a custody receipt (the “Custody Receipt”), evidencing the receipt and possession of the Mortgage Loans by the JPMorgan Custodian on behalf of the Assignor pursuant to the Custodial Agreement;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans, each of which Mortgage Loan is subject to the provisions of the related Warranties and Servicing Agreement and is included in the Mortgage Loans listed in the mortgage loan schedule attached to the Custody Receipt;

WHEREAS, pursuant to a Master Servicing and Trust Agreement dated as of January 1, 2006 (the “Trust Agreement”), among the Assignor, as depositor, U.S. Bank National Association, as trustee (the “Trustee”), the JPMorgan Custodian, as a custodian, Wells Fargo Bank, N.A., as securities administrator, master servicer and a custodian, and Deutsche Bank National Trust Company, as a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee’s rights in the Warranties and Servicing Agreements and the Custody Receipt related to the Mortgage Loans;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Assignment and Assumption.

(a)

The Assignor hereby assigns to the Assignee all of its right, title and interest in and to the Mortgage Loans and the Warranties and Servicing Agreements, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Warranties and Servicing Agreements, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Warranties and Servicing Agreements from and after the date hereof, to the extent relating to the Mortgage Loans.

(b)

The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Warranties and Servicing Agreements.

(c)

The Servicer and the Assignor shall have the right to amend, modify or terminate the Warranties and Servicing Agreements without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2.

Accuracy of Agreements.

The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 are true, accurate and complete copies of the Warranties and Servicing Agreements, (ii) the Warranties and Servicing Agreements are in full force and effect as of the date hereof, (iii) the Warranties and Servicing Agreements have not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Warranties and Servicing Agreements.  Nat City, in its capacity as seller and Servicer under the Warranties and Servicing Agreements, further represents and warrants that the representations and warranties contained in Section 3.1 of the Warranties and Servicing Agreements are true and correct on and as of January 30, 2006.

3.

Recognition of Purchaser.

From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the related Warranties and Servicing Agreement, the terms of which are incorporated herein by reference.  It is the intention of the Assignor, Servicer and Assignee that the Warranties and Servicing Agreements shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

4.

Representations and Warranties.  The Assignee hereby represents and warrants to the Assignor as follows:

(a)

The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Warranties and Servicing Agreements or this Assignment Agreement.

(b)

The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Warranties and Servicing Agreements.

(c)

The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.

Representations and Warranties of the Assignor.  The Assignor hereby represents and warrants to the Assignee as follows:

(a)

The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Warranties and Servicing Agreements and this Assignment Agreement.

(b)

This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)

The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d)

The execution and delivery of this Assignment Agreement have been duly authorized by all necessary partnership action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f)

Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g)

The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h)

With respect to each Mortgage Loan, the representations and warranties contained in Section 3.2 of the Warranties and Servicing Agreements, to the extent they relate to matters arising on or after the related Closing Date (as defined in the Warranties and Servicing Agreements), are true and correct as of the date of this Assignment Agreement.  For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 3.2 of the Warranties and Servicing Agreements to (i) the “Cut-off Date” shall be deemed to be a reference to January 1, 2006, (ii) the “Mortgage Loan Schedule” shall be deemed to be a reference to Exhibit 1 hereto and (iii) the “Closing Date” shall be deemed to be a reference to January 30, 2006.

(i)

Each Mortgage Loan, at the time it was originated, complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws; none of the Mortgage Loans are “high cost,” “high cost home” or “covered” loans under any applicable federal, state or local predatory or abusive lending law; no Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, Appendix E, in effect on January 1, 2006); and no Mortgage Loan originated on or after October 1, 2002, through March 6, 2003, is governed by the Georgia Fair Lending Act.

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the JPMorgan Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is understood and agreed that the obligations of the Assignor set forth in Section 6 below to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.  It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5, by the Servicer in the Warranties and Servicing Agreements (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6.

Repurchase of Mortgage Loans.

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee.  Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within forty-five (45) days of the Defect Discovery Date.

In the event the Servicer has breached a representation or warranty under the Warranties and Servicing Agreements that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer.  If the Servicer does not within sixty (60) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the related Warranties and Servicing Agreement) or purchase, or substitute for the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Mortgage Loan from the trust formed pursuant the Trust Agreement.  In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the related Warranties and Servicing Agreement with respect to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7.

Continuing Effect.

Except as contemplated hereby, the Warranties and Servicing Agreements shall remain in full force and effect in accordance with its terms.

8.

Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

9.

Notices.

Any notices or other communications permitted or required hereunder or under the Warranties and Servicing Agreements shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, National City Mortgage Co., 3232 Newmark Drive, Miamisburg, OH 45342, Attention:  Hugh Yeary, Deal Manager, Telecopy: (937) 910-4182, or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, GS Mortgage Securities Corp., 85 Broad Street, New York, New York 10004, Attention: Anton Kuzmanov, Telecopier No.: (212) 902-3000, or such other address as may hereafter be furnished by the Assignee, and (iii) in the case of the Assignor, 85 Broad Street, New York, New York 10004, Telecopier: (212) 902-3000, Attention:  Anton Kuzmanov, or such other address as may hereafter be furnished by the Assignor.

10.

Counterparts.

This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11.

Definitions.

Any capitalized term used but not defined in this Assignment Agreement has the same meaning as in the Warranties and Servicing Agreements.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE:

GS MORTGAGE SECURITIES CORP.

By:  /s/ Greg A. Finck

Name:  Greg A. Finck

Title:  Managing Director

ASSIGNOR:

GOLDMAN SACHS MORTGAGE COMPANY

By:  Goldman Sachs Real Estate Funding

Corp., its General Partner

By: /s/ Mark Weiss

Name:  Mark Weiss

Title:  Managing Director

SERVICER:

NATIONAL CITY MORTGAGE CO.

By:  /s/ Mary Beth Criswell

Name:  Mary Beth Criswell

Title:  Vice President

EXHIBIT 1

Mortgage Loan Schedule

EXHIBIT 2

Warranties and Servicing Agreements